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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



                        Date of Report: March 22, 1999



                               XTRA Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                      1-7654              06-0954158
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   State of incorporation            (Commission           (IRS Employer
      of organization                File Number)       Identification No.)

     60 State Street, Boston, MA                               02109
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(Address of principal executive offices)                      Zip Code


Registrant's telephone number including area code:  (617) 367-5000
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5 - Other Events:
----------------------


On February 18, 1999, XTRA Corporation issued a press release announcing that Robert M. Gintel will retire from the Board. The Company does not intend to fill the vacant Board seat at this time.

On March 16, 1999, XTRA Corporation issued a press release announcing that Herbert C. Knortz has retired from the Board. The Company does not intend to fill the vacant Board seat at this time.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
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                                                  (Registrant)



Date:       March 22, 1999                    /s/ Michael J. Soja
      ---------------------------        ------------------------------
                                              Michael J. Soja
                                              Vice President and
                                              Chief Financial Officer

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